POWER OF ATTORNEY

I, Nora N. Crouch, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, do hereby constitute and appoint James C. Hoodlet, Tracy Lannigan, and Lisa Shepard or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Variable Life Account S:
John Hancock Variable Life Account S (Medallion Executive Variable Life, Medallion Executive Variable Life II, Medallion Executive Variable Life III)	# 333-164150
John Hancock Variable Life Account S (Majestic Variable Universal Life, Majestic Variable Universal Life 98)	# 333-164151
John Hancock Variable Life Account S (Variable Master Plan Plus)	# 333-164152
John Hancock Variable Life Account S (Majestic Variable COLI)	# 333-164153
John Hancock Variable Life Account S (Variable Estate Protection, Majestic Variable Estate Protection, Majestic Variable Estate Protection 98, Variable Estate Protection Plus)	# 333-164156
John Hancock Variable Life Account S (Variable Estate Protection Edge, Performance Survivorship Variable Universal Life, Majestic Performance Survivorship Variable Universal Life)	# 333-164154
John Hancock Variable Life Account S (Performance Executive Variable Life)	# 333-164155

Variable Life Registration Statements filed for the John Hancock Variable Life Account UV:
John Hancock Variable Life Account UV (Annual Premium Variable Life)	# 333-164157
John Hancock Variable Life Account UV (Flex V1)	# 333-164158
John Hancock Variable Life Account UV (Flex V2)	# 333-164159
John Hancock Variable Life Account UV (Medallion Variable Life)	# 333-164160
John Hancock Variable Life Account UV (Variable Estate Protection)	# 333-164161
John Hancock Variable Life Account UV (Variable Estate Protection Plus)	# 333-164162
John Hancock Variable Life Account UV (Variable Estate Protection Edge, Performance Survivorship Variable Universal Life, Majestic Performance Survivorship Variable Universal Life)	# 333-164164
John Hancock Variable Life Account UV (Majestic Variable Universal Life 98)	# 333-164163
John Hancock Variable Life Account UV (Majestic Variable Estate Protection 98)	# 333-164165
John Hancock Variable Life Account UV (Medallion Executive Variable Life III)	# 333-164166
John Hancock Variable Life Account UV (Medallion Variable Universal Life Plus)	# 333-164167
John Hancock Variable Life Account UV (Medallion Variable Universal Life Edge, Medallion Variable Universal Life Edge II)	# 333-164168
John Hancock Variable Life Account UV (Majestic Variable COLI)	# 333-164169
John Hancock Variable Life Account UV (Performance Executive Variable Life)	# 333-164170

Variable Life Registration Statements filed for the John Hancock Variable Life Account U:
John Hancock Variable Life Account U (Medallion Variable Life, Medallion Variable Universal Life Plus)	# 333-164171
John Hancock Variable Life Account U (Annual Premium Variable Life)	# 333-164172
John Hancock Variable Life Account U (Medallion Variable Universal Life Edge, Medallion Variable Universal Life Edge II)	# 333-164173
John Hancock Variable Life Account U (eVariable Life)	# 333-164174

Variable Life Registration Statements filed for the John Hancock Variable Life Account V:
John Hancock Variable Life Account V (Flex V1)	# 333-164175
John Hancock Variable Life Account V (Flex V2)	# 333-164176

Variable Life Registration Statements filed for the John Hancock Life Insurance Company (U.S.A.) Account A:
John Hancock Life Insurance Company (U.S.A.) Account A (VUL Accumulator, EPVUL, Accumulation Variable Universal Life)	# 333-85284
John Hancock Life Insurance Company (U.S.A.) Account A (VUL Protector)	# 333-88748
John Hancock Life Insurance Company (U.S.A.) Account A (SPVL)	# 333-71136
John Hancock Life Insurance Company (U.S.A.) Account A (Survivorship VUL)	# 333-100597
John Hancock Life Insurance Company (U.S.A.) Account A (Protection Variable Universal Life)	# 333-124150
John Hancock Life Insurance Company (U.S.A.) Account A (Majestic Performance Variable Universal Life)	# 333-131299
John Hancock Life Insurance Company (U.S.A.) Account A (Protection SVUL/Accumulation SVUL)	# 333-141692
John Hancock Life Insurance Company (U.S.A.) Account A (Majestic Survivorship VULX)	# 333-148991
John Hancock Life Insurance Company (U.S.A.) Account A (Majestic VULX)	# 333-151630
John Hancock Life Insurance Company (U.S.A.) Account A (Accumulation Variable Universal Life 08)	# 333-152406
John Hancock Life Insurance Company (U.S.A.) Account A (Majestic VCOLIX)	# 333-153252
John Hancock Life Insurance Company (U.S.A.) Account A (Protection Variable Universal Life 09)	# 333-157212
John Hancock Life Insurance Company (U.S.A.) Account A (Protection Variable Universal Life 2012)	# 333-179570
John Hancock Life Insurance Company (U.S.A.) Account A (Accumulation Variable Universal Life 2014)	# 333-193994
John Hancock Life Insurance Company (U.S.A.) Account A (Simplified Life)	# 333-194818
John Hancock Life Insurance Company (U.S.A.) Account A (Protection Variable Universal Life 2017)	# 333-217721
John Hancock Life Insurance Company (U.S.A.) Account A (Accumulation Variable Universal Life 2019)	# 333-233647
John Hancock Life Insurance Company (U.S.A.) Account A (Majestic Accumulation Variable Universal Life 2019)	# 333-233648
John Hancock Life Insurance Company (U.S.A.) Account A (Accumulation Survivorship Variable Universal Life 2020)	# 333-236446
John Hancock Life Insurance Company (U.S.A.) Account A (Majestic Survivorship Variable Universal Life 2020)	# 333-236447
John Hancock Life Insurance Company (U.S.A.) Account A (Protection Variable Universal Life 2021)	# 333-248502
John Hancock Life Insurance Company (U.S.A.) Account A (Accumulation Variable Universal Life 2021)	# 333-254210
John Hancock Life Insurance Company (U.S.A.) Account A (Majestic Accumulation Variable Universal Life 2021)	# 333-254211
John Hancock Life Insurance Company (U.S.A.) Account A (Accumulation Variable Universal Life 2021 Core)	# 333-265436
John Hancock Life Insurance Company (U.S.A.) Account A (Protection Variable Universal Life 2023)	# 333-XXXXXX
Variable Life Registration Statements filed for the John Hancock Life Insurance Company (U.S.A.) Account N:
John Hancock Life Insurance Company (U.S.A.) Account N (Corporate VUL 03, Corporate VUL 04)	# 333-100567
John Hancock Life Insurance Company (U.S.A.) Account N (Corporate VUL 05)	# 333-126668
John Hancock Life Insurance Company (U.S.A.) Account N (Corporate VUL)	# 333-152409

Variable Life Registration Statements filed for the John Hancock Life Insurance Company of New York Account B:
John Hancock Life Insurance Company of New York Account B (VUL Accumulator)	# 333-85296
John Hancock Life Insurance Company of New York Account B (VUL Protector)	# 333-88972
John Hancock Life Insurance Company of New York Account B (SPVL)	# 333-33504
John Hancock Life Insurance Company of New York Account B (Survivorship VUL)	# 333-100664
John Hancock Life Insurance Company of New York Account B (Protection Variable Universal Life)	# 333-127543
John Hancock Life Insurance Company of New York Account B (Corporate VUL)	# 333-131139
John Hancock Life Insurance Company of New York Account B (Accumulation Variable Universal Life)	# 333-131134
John Hancock Life Insurance Company of New York Account B (Majestic Performance Variable Universal Life)	# 333-132905
John Hancock Life Insurance Company of New York Account B (Protection SVUL/Accumulation SVUL)	# 333-141693
John Hancock Life Insurance Company of New York Account B (Majestic Survivorship VULX)	# 333-148992
John Hancock Life Insurance Company of New York Account B (Majestic VULX)	# 333-151631
John Hancock Life Insurance Company of New York Account B (Accumulation Variable Universal Life 08)	# 333-152407
John Hancock Life Insurance Company of New York Account B (Corporate VUL 08)	# 333-152408
John Hancock Life Insurance Company of New York Account B (Majestic VCOLIX)	# 333-153253
John Hancock Life Insurance Company of New York Account B (Protection Variable Universal Life 09)	# 333-157213
John Hancock Life Insurance Company of New York Account B (Protection Variable Universal Life 2012)	# 333-179571
John Hancock Life Insurance Company of New York Account B (Accumulation Variable Universal Life 2014)	# 333-193995
John Hancock Life Insurance Company of New York Account B (Simplified Life)	# 333-194819
John Hancock Life Insurance Company of New York Account B (Protection Variable Universal Life 2017)	# 333-221236
John Hancock Life Insurance Company of New York Account B (Accumulation Variable Universal Life 2019)	# 333-235396
John Hancock Life Insurance Company of New York Account B (Majestic Accumulation Variable Universal Life 2019)	# 333-235397
John Hancock Life Insurance Company of New York Account B (Accumulation Survivorship Variable Universal Life 2020)	# 333-238712
John Hancock Life Insurance Company of New York Account B (Majestic Accumulation Survivorship Variable Universal Life 2020)	# 333-238713

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above-mentioned acts and is effective August 8, 2022 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Nora N. Crouch	Director	August 8, 2022
Nora N. Crouch